                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 8-K/A
                                    AMENDMENT
                                       TO
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported)    March 30, 2001
                                                          --------------

                            ALAMOSA (DELAWARE), INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE                                 5-58523                             75-2843707
               --------                                 -------                             ----------
     (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER
           OF INCORPORATION)                                                            IDENTIFICATION NO.)


                     5225 S. Loop 289, Lubbock, Texas 79424
                     --------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                                            --------------


           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         On April 11, 2001 the registrant filed an initial Current Report on Form 8-K with the Securities and Exchange Commission, reporting the completion of the acquisition of Southwest PCS Holdings, Inc. ("Southwest"), a Delaware corporation. This report amends Item 7, Financial Statements and Exhibits, to include the historical, pro forma, and other financial information required by
Item 7.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(A)      FINANCIAL STATEMENT OF BUSINESS ACQUIRED:

         o The Southwest Consolidated Financial Statements are hereby incorporated by reference to Alamosa (Delaware), Inc.'s Registration Statement on Form S-4, No. 333-60572, dated May 9, 2001.

(B)      PRO FORMA FINANCIAL INFORMATION:

         o Pro forma financial information is hereby incorporated by reference to the section entitled "Selected Unaudited Pro Forma Financial Data" of Alamosa (Delaware), Inc.'s Registration Statement on Form S-4, No. 333-60572, dated May 9, 2001.

(C)      EXHIBITS:

         2.1 Agreement and Plan of Merger, dated as of March 9, 2001, by and among Alamosa Holdings, Inc., Southwest PCS Holdings, Inc. and the stockholders of Southwest (incorporated by reference to Exhibit 2.1 to Alamosa Holdings, Inc.'s Current Report on Form 8-K filed April 5, 2001).

         99.1 Press Release issued by Alamosa Holdings, Inc. on April 2, 2001 (incorporated by reference to Exhibit 2.1 to Alamosa Holdings, Inc.'s Current Report on Form 8-K filed April 5,
                  2001) (incorporated by reference to Exhibit 99.1 to Alamosa Holdings, Inc.'s Current report on Form 8-K filed April 5,
                  2001).

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: May 15, 2001




                                          ALAMOSA (DELAWARE), INC.



                                           By:  /s/  Kendall W. Cowan
                                                ---------------------
                                                Name:  Kendall W. Cowan
                                                Title: Chief Financial Officer